Exhibit 10.7

OYSTER POINT MARINA PLAZA

Eighth Amendment to Office Lease

THIS EIGHTH AMENDMENT TO OFFICE LEASE (the “Eighth Amendment”) is made and entered into as of April 17, 2007, by and between KASHIWA FUDOSAN AMERICA, INC., a California corporation (“LandLord”) and TITAN PHARMACEUTICALS, INC., a Delaware corporation (“Tenant”).

Recitals

A. Landlord and Tenant have heretofore entered into that certain lease dated February 14, 1996 (the “Lease” ) for premises originally described as Suite 505 (the “Premises”), initially containing approximately 3,866 rentable square feet of space in the building located at 400 Oyster Point Boulevard, South San Francisco, California (the “Building”), which forms part of the office building complex commonly known as Oyster Point Marina Plaza (the “Complex”).

B. The lease has heretofore been amended by the following instruments (collectively the “Addenda”):

(i)	First Amendment to Lease dated as of March 25, 1997;

(ii)	Second Amendment to Lease dated as of May 22, 1998;

(iii)	Third Amendment to Lease dated as of November 11, 2000;

(iv)	Fourth Amendment to Lease dated as of April 9, 2001;

(v)	Fifth Amendment to Lease dated as of December 5, 2001;

(vi)	Sixth Amendment to Lease dated as of August 1, 2002; and

(vii)	Seventh Amendment to Lease dated as of October 1, 2004.

C. The parties mutually desire to amend the terms of the Lease to terminate the Lease with respect to Suite 501 only in connection with Landlord’s entering into a new lease with Moss Beach Homes (the “MBH Lease”) for Suite 501 and to effect certain related changes, all on and subject to the terms and conditions hereof.

Agreement

Now, therefore, in consideration of the mutual terms and conditions herein contained and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1 EFFECT OF AMENDMENT. Landlord and Tenant agree that, notwithstanding anything contained in the Lease to the contrary, the provisions set forth below will be deemed to be part of the Lease and shall supersede, to the extent they differ, any contrary provisions in the Lease. Terms defined in the Lease shall have the same meanings in this Eighth Amendment, unless a different definition is set forth in this Eighth Amendment. The term Lease as used herein shall be deemed to include the Addenda, each of which may also be referred to separately herein.

2 EFFECTIVE DATE. The amendments and changes specified in this Eighth Amendment shall become effective on August 1, 2007 (the “Effective Date”). Notwithstanding the foregoing, this Eighth

Oyster Point Marina Plaza Eighth Amendment to Office Lease

Kashiwa Fudosan America, Inc. :: Titan Pharmaceutical, Inc.

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Amendment shall constitute the fully-binding agreement and contract of the parties from and after the date of the parties’ execution and delivery of this Eighth Amendment to each other.

3 SUMMARY TABLE. The table set forth in ¶ 3 of Seventh Amendment is hereby superseded and replaced in its entirety by the following table, which shall constitute the Table under § 1.2 of the Lease for all purposes from and after the Effective Date of this Eighth Amendment.

PERIODS	SUITE No.	RSF	USF	MONTHLY BASE RENT	TENANT’S SHARE BLDG	TENANT’S SHARE COMPLEX	BASE YEAR
July 1, 2006, through June 30, 2007	505	18,774	16,325	$38,111.22	8.100%	4.042%	2005
	504	3,821	3,323	$7,756.63	1.649%	0.823%
July 1, 2007, through July 31, 2007	505	18,774	16,325	$39,049.92	8.100%	4.042%	2005
	504	3,821	3,323	$7,947.68	1.649%	0.823%
August 1, 2007, through June 30, 2008	505	15,782	13,723	$33,371.60	6.809%	3.398%	2005
July 1, 2008, through July 31, 2008	505	15,782	13,723	$34,501.35	6.809%	3.398%	2005
August 1, 2008, through June 30, 2009	505	15,782	13,723	$34,092.57	6.809%	3.398%	2005
July 1, 2009, through July 31, 2009	505	15,782	13,723	$35,222.32	6.809%	3.398%	2005
August 1, 2009, through June 30, 2010	505	15,782	13,723	$34,801.28	6.809%	3.398%	2005

In the event of any conflict between the terms contained in the Table and the terms contained in subsequent paragraphs of this Eighth Amendment, the terms of the Table shall control, except as may be expressly varied in any subsequent paragraph of this Eighth Amendment.

4 CONTRACTION OF PREMISES. Beginning on the Effective Date, approximately 6,813 rentable square feet of space known as Suite 501 shall be separately demised and subtracted from Premises, which for the remainder of the Term thereafter shall be known as Suite 505, comprising approximately 15,782 rentable square feet of space for all purposes under the Lease, as shown in the Table as amended under ¶ 3 above. The Lease shall terminate on the Effective Date with respect to Suite 501 only with the same effect as if the Term had expired with respect thereto. Suite 501 is shown on the space plan attached hereto as Exhibit A and incorporated herein by reference.

4.1 Partial Termination Contingency. Landlord’s and Moss Beach Homes’s execution and delivery of the MBH Lease to each other shall be a condition precedent to the effectiveness of this Eighth Amendment; and if for any reason Landlord and Moss Beach Homes do not execute and deliver to each other the MBH Lease on or before May 31, 2007, this Eighth Amendment shall terminate with the same effect as if it had never existed and have no further force and effect, and the Lease shall continue in effect as it was prior to the parties’ execution and delivery to each other of this Eighth Amendment.

4.2 Vacation of Premises. On or before the date which is thirty-five (35) calendar days following the date of execution of the MBH Lease by Moss Beach Homes (the “Vacation Date”), Tenant shall vacate and surrender to Landlord Suite 501 in broom clean condition as required under the Lease upon the expiration of the Term. Landlord acknowledges and agrees that Tenant and Moss Beach

Oyster Point Marina Plaza Eighth Amendment to Office Lease
Kashiwa Fudosan America, Inc. :: Titan Pharmaceuticals, Inc.
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Homes will be transferring cubicles and furniture which may be in the Premises after the Vacation Date but prior to the Effective Date. Tenant acknowledges and agrees that, from and after the Vacation Date, Landlord will commence the construction of a demising wall and related work to separate Suite 501 from the Premises and to prepare Suite 501 for the occupancy of Moss Beach Homes from and after the MBH Commencement Date (the “Work”).

4.3 Interference with Tenant’s Business. The parties acknowledge that Tenant shall be in possession of the Premises and shall conduct its business in the Premises during the performance of the Work described in ¶ 4.2 above. Landlord shall have no liability to Tenant, nor shall Tenant’s obligations under the Lease be reduced or abated in any manner whatsoever, by reason of any inconvenience, annoyance, interruption, or injury to business arising from Landlord’s performance of the Work or from Landlord’s making any repairs or changes which Landlord is required or permitted to perform by this Eighth Amendment or by any other tenant’s lease or required by law to make in or to any portion of the Complex, Property, Building, or the Premises. Landlord shall nevertheless use reasonable efforts to minimize any interference with Tenant’s business in the Premises. Landlord agrees to use reasonable efforts to avoid interference with Tenant’s use and occupancy of the Premises during the performance of the Work and agrees to cause the application of paint and any work generating unreasonable noise outside of normal business hours. The parties agree that Landlord shall not be liable for any damages which Tenant may incur during the performance of the Work, except to the extent that Tenant’s actual damages are the result of Landlord’s negligence or willful misconduct. In no circumstances shall Landlord be liable to Tenant for business interruption, lost profits, or compensatory or consequential damages of any kind by virtue of Landlord’s Work. Tenant specifically agrees that any interference with Tenant’s use or occupancy of the Premises caused by the performance of the Work shall not constitute a constructive eviction.

5 REDUCED PREMISES BASE RENT. The Base Rent for the Premises specified in § 1.5 of the Lease, as heretofore modified in the Addenda, shall be the amounts specified as Monthly Base Rent in the Table above for the various periods and spaces set forth in the Table from and after the Effective Date. The Base Rent calculations for the reduced Premises over the remainder of the Term is show in further detail in the “Rent Schedule” attached hereto as Exhibit B and incorporated herein by reference. In the event of any conflict between the provisions of the Table and those of the Rent Schedule, the Rent Schedule shall prevail.

6 PARTIAL LEASE TERMINATION PAYMENTS. Tenant shall continue to pay all rentals and other charges under the Lease with respect to Suite 501 through the Effective Date, all of which shall be prorated on a per diem basis. Any undetermined charges for reconciliation of the Rental Adjustment and sundry charges due under Article 4 of the Lease may be billed to Tenant when determined (and Tenant’s obligation to pay the same shall survive termination of the Lease with respect to Suite 501), or Landlord may reasonably estimate such charges and require that Tenant pay the same within thirty (30) days after Landlord bills the same, subject to adjustment after the actual charges have been determined. As additional consideration for this Eighth Amendment, and to cover Landlord’s administrative, processing, and legal fees, and to reimburse Landlord for any loss of rentals that may hereafter be sustained after the Effective Date as a result of the termination of the Lease with respect to Suite 501, Tenant shall pay to Landlord an aggregate termination fee equal to Ninety-Nine Thousand Six Hundred Forty Dollars and Thirteen Cents ($99,640.13) (the “Termination Fee”). The Termination Fee shall be payable in eight (8) monthly installments as set forth in the Rent Schedule and shall be due in each of such months at the same time as Tenant’s payment of Base Rent is due under the Lease.

Oyster Point Marina Plaza Eighth Amendment to Office Lease
Kashiwa Fudosan America, Inc. :: Titan Pharmaceuticals, Inc.
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7 PARKING. The number of parking spaces specified in § 28.1 of the Lease as available for Tenant’s use is hereby amended to Fifty-Five (55).

8 NOTICES. Landlord’s address for notices under § 23.1 of the Lease is hereby amended as follows:

If to Landlord:

KASHIWA FUDOSAN AMERICA, INC.

c/o Cushman & Wakefield of California, Inc

Attn: Property Manager

400 Oyster Point Boulevard, Suite 117

South San Francisco, CA 94080

copy to:

Charles Dunn Real Estate Services, Inc. Agent

Attn: Oyster Point Asset Manager

4041 MacArthur Boulevard, Suite 475

Newport Beach, Ca 92260

9 NO DISCLOSURE. Tenant agrees that it shall not disclose any of the matters set forth in this Eighth Amendment or disseminate or distribute any information concerning the terms, details, or conditions hereof to any person, firm, or entity without obtaining the express written approval of Landlord.

10 NO OFFER. Submission of this Eighth Amendment is not an offer to enter into the same but a solicitation for such an offer by Tenant. Tenant agrees that its execution of this Eighth Amendment constitutes a firm offer to enter the same which may not be withdrawn for a period of thirty (30) working days after delivery to Landlord. Landlord shall not be bound by this Eighth Amendment until Landlord has executed and delivered the same to Tenant. This Eighth Amendment shall not be relied upon by any other party, individual, corporation, partnership, or other entity as a basis for terminating its lease with Landlord.

11 DEFINED TERMS. Terms used herein that are defined in the Lease shall have the meanings therein defined, unless a different definition is set forth in this Eighth Amendment. In the event of any conflict between the provisions of the Lease, and this Eighth Amendment, the terms of this Eighth Amendment shall prevail.

12 SURVIVAL. Warranties, representations, agreements, and obligations contained in this Eighth Amendment shall survive the execution and delivery of this Eighth Amendment and shall survive any and all performances in accordance with this Eighth Amendment.

13 COUNTERPARTS. This Eighth Amendment may be executed in any number of counterparts, which each severally and all together shall constitute one and the same Eighth Amendment.

14 ATTORNEYS’ FEES. If any party obtains a judgement against any other party or parties by reason of breach of this Eighth Amendment, reasonable attorneys’ fees and costs as fixed by the court shall be included in such judgement against the losing party or parties.

15 SUCCESSORS. This Eighth Amendment and the terms and provisions hereof shall inure to the benefit of and be binding upon the heirs, successors, and assigns of the parties.

Oyster Point Marina Plaza Eighth Amendment to Office Lease
Kashiwa Fudosan America, Inc. :: Titan Pharmaceuticals, Inc.
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16 AUTHORITY. Each of the individuals executing this Eighth Amendment represents and warrants that he or she is authorized to execute this Eighth Amendment on behalf of the party for whom he or she is executing this Eighth Amendment and that by his or her signature such party is legally bound by the terms, covenants, and conditions of this Eighth Amendment.

17 GOVERNING LAW. This Eighth Amendment shall be construed and enforced in accordance with the laws of the State of California.

18 CONTINUING VALIDITY OF LEASE. Except as expressly modified herein, the Lease remains in full force and effect.

19 CONFLICTS. In the event of any conflict between the provisions of this Eighth Amendment and those of the Lease or of the Addenda, the terms and conditions of this Eighth Amendment shall control.

20 LANDLORD’S REPRESENTATIVE. Tenant acknowledges and agrees that, in executing this Eighth Amendment, TAK Development, Inc., a California corporation, is acting solely in its capacity as Landlord’s authorized attorney-in-fact. TAK Development, Inc. is not acquiring or assuming any legal liability or obligation to any other party executing this Eighth Amendment, and any claim or demand of any such other party arising under or with respect to this Eighth Amendment shall be made and enforced solely against Landlord.

21 WHOLE AGREEMENT. The mutual obligations of the parties as provided herein are the sole consideration for this Eighth Amendment, and no representations, promises, or inducements have been made by the parties other than as appear in this Eighth Amendment, which supersedes any previous negotiations. There have been no representations made by the Landlord or understandings made between the parties other than those set forth in this Eighth Amendment. This Eighth Amendment may not be amended except in writing signed by all the parties.

In witness whereof, the parties have executed this Eighth Amendment as of the date first above written.

Landlord:			Tenant:

KASHIWA FUDOSAN AMERICA, INC., a California corporation			TITAN PHARMACEUTICALS, INC., a Delaware corporation

By:	TAK Development, Inc., a California corporation		By:	/s/ Sunil Bhonsle
Its:	Attorney-in-Fact			Sunil Bhonsle
[name typed]

	By:	/s/ Toru Iwai
		Toru Iwai, Vice President 5/21/07	Its:	Exec. VP & COO

Robert L. Delsman	/s/ Robert L. Delsman
Approved as to Legal Form & Sufficiency
0007-11:33:12 2007.04.27

Oyster Point Marina Plaza Eighth Amendment to Office Lease
Kashiwa Fudosan America, Inc. :: Titan Pharmaceuticals, Inc.
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OYSTER POINT MARINA PLAZA

Ninth Amendment to Office Lease

THIS NINTH AMENDMENT TO OFFICE LEASE (the “Ninth Amendment”) is made and entered into as of February 11, 2009, by and between KASHIWA FUDOSAN AMERICA, INC., a California corporation (“Landlord”) and TITAN PHARMACEUTICALS, INC., a Delaware corporation (“Tenant”).

Recitals

A. Landlord and Tenant have heretofore entered into that certain lease dated February 14, 1996 (the “Lease”) for premises originally described as Suite 505 (the “Premises”), initially containing approximately 3,866 rentable square feet of space in the building located at 400 Oyster Point Boulevard, South San Francisco, California (the “Building”), which forms part of the office building complex commonly known as Oyster Point Marina Plaza (the “Complex”).

B. The Lease has heretofore been amended by the following instruments (collectively the “Addenda”):

(i)	First Amendment to Lease dated as of March 25, 1997;

(ii)	Second Amendment to Lease dated as of May 22, 1998;

(iii)	Third Amendment to Lease dated as of November 11, 2000;

(iv)	Fourth Amendment to Lease dated as of April 9, 2001;

(v)	Fifth Amendment to Lease dated as of December 5, 2001;

(vi)	Sixth Amendment to Lease dated as of August 1, 2002;

(vii)	Seventh Amendment to Lease dated as of October 1, 2004; and

(viii)	Eighth Amendment to Lease dated as of May 22, 2007.

C. The parties mutually desire to amend the terms of the Lease to terminate the Lease with respect to a portion only of Suite 505 in connection with Landlord’s entering into a lease expansion agreement with Greenspan Adjusters International, Inc. (the “Greenspan Amendment”) and to effect certain related changes, all on and subject to the terms and conditions hereof.

Agreement

Now, therefore, in consideration of the mutual terms and conditions herein contained and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1 EFFECT OF AMENDMENT. Landlord and Tenant agree that, notwithstanding anything contained in the Lease to the contrary, the provisions set forth below will be deemed to be part of the Lease and shall supersede, to the extent they differ, any contrary provisions in the Lease. Terms defined in the Lease shall have the same meanings in this Ninth Amendment, unless a different definition is set forth in this Ninth Amendment. The term Lease as used herein shall be deemed to include the Addenda, each of which may also be referred to separately herein.

2 EFFECTIVE DATE. The amendments and changes specified in this Ninth Amendment shall become effective on March 31, 2009 (the “Effective Date”). Notwithstanding the foregoing, this Ninth

Oyster Point Marina Plaza Ninth Amendment to Office Lease
Kashiwa Fudosan America, Inc. :: Titan Pharmaceuticals, Inc.
page 1 of 4	[Suite 505, 14,017 rsf]

Amendment shall constitute the fully-binding agreement and contract of the parties from and after the date of the parties’ execution and delivery of this Ninth Amendment to each other.

3 SUMMARY TABLE. The Table set forth in ¶ 3 of Eighth Amendment is hereby superseded and replaced in its entirety by the following table, which shall constitute the Table under § 1.2 of the Lease for all purposes from and after the Effective Date of this Ninth Amendment:

PERIODS	SUITE NO.	RSF	USF	MONTHLY BASE RENT	TENANT’S SHARE BLDG	TENANT’S SHARE COMPLEX	BASE YEAR
April 1, 2009, through July 31, 2009	505	14,017	12,189	$28,750.01	6.048%	3.018%	2005
August 1, 2009, through June 30, 2010	505	14,017	12,189	$29,176.28	6.048%	3.018%	2005

In the event of any conflict between the terms contained in the Table and the terms contained in subsequent paragraphs of this Ninth Amendment, the terms of the Table shall control, except as may be expressly varied in any subsequent paragraph of this Ninth Amendment.

4 CONTRACTION OF PREMISES. Beginning at 11:59 p.m. on the Effective Date, approximately 1,765 rentable square feet of space shown on the space plan attached hereto as Exhibit A and incorporated herein by reference (the “Greenspan Addition”) shall be separately demised and subtracted from Premises, which for the remainder of the Term thereafter shall comprise approximately 14,017 rentable square feet of space for all purposes under the Lease, as shown in the Table as amended under ¶ 3 above. The Lease shall terminate on the Effective Date with respect to The Greenspan Addition only with the same effect as if the Term had expired with respect thereto.

4.1 Vacation of Premises. On or before March 23, 2009 (the “Vacation Date”), Tenant shall vacate and surrender the Greenspan Addition to Landlord in broom clean condition as required under the Lease upon the expiration of the Term. Landlord acknowledges and agrees that Tenant and Greenspan will be transferring cubicles and furniture which may be in the Premises after the Vacation Date but prior to the Effective Date. Tenant acknowledges and agrees that, from and after the Vacation Date, Landlord will commence the construction of a Building-standard painted and taped demising wall and related work to separate the Greenspan Addition from the Premises and to prepare the Greenspan Addition for the occupancy of Greenspan from and after the Greenspan Addition Commencement Date (the “Work”).

4.2 Interference with Tenant’s Business. The parties acknowledge that Tenant shall be in possession of the Premises and shall conduct its business in the Premises during the performance of the Work described in ¶ 4.1 above. Landlord shall have no liability to Tenant, nor shall Tenant’s obligations under the Lease be reduced or abated in any manner whatsoever, by reason of any inconvenience, annoyance, interruption, or injury to business arising from Landlord’s performance of the Work or from Landlord’s making any repairs or changes which Landlord is required or permitted to perform by this Ninth Amendment or by any other tenant’s lease or required by law to make in or to any portion of the Complex, Property, Building, or the Premises. Landlord shall nevertheless use reasonable efforts to minimize any interference with Tenant’s business in the Premises. Landlord agrees to use reasonable efforts to avoid interference with Tenant’s use and occupancy of the Premises during the performance of the Work and agrees to cause the application of paint and any work generating unreasonable noise outside of normal business hours. The parties agree that Landlord shall not be liable for any damages which Tenant may incur during the performance of the Work, except to the extent that Tenant’s actual damages are the result of

Oyster Point Marina Plaza Ninth Amendment to Office Lease
Kashiwa Fudosan America, Inc. :: Titan Pharmaceuticals, Inc.
page 2 of 4	[Suite 505, 14,017 rsf]

Landlord’s negligence or wilfull misconduct. In no circumstances shall Landlord be liable to Tenant for business interruption, lost profits, or compensatory or consequential damages of any kind by virtue of Landlord’s Work. Tenant specifically agrees that any interference with Tenant’s use or occupancy of the Premises caused by the performance of the Work shall not constitute a constructive eviction.

5 REDUCED PREMISES BASE RENT. The Base Rent for the Premises specified in § 1.5 of the Lease, as heretofore modified in the Addenda, shall be the amounts specified as Monthly Base Rent in the Table above for the various periods and spaces set forth in the Table from and after the Effective Date. In the event of any conflict between the provisions of the Table and those of the Rent Schedule, the Rent Schedule shall prevail.

6 PARKING. The number of parking spaces specified in § 28.1 of the Lease as available for Tenant’s use is hereby amended to Forty-Nine (49).

7 NOTICES. Landlord’s address for notices under § 23.1 of the Lease is hereby amended as follows:

if to Landlord:

KASHIWA FUDOSAN AMERICA, INC.

c/o Cushman & Wakefield of California, Inc.

Attn: Property Manager

400 Oyster Point Boulevard, Suite 117

South San Francisco, CA 94080

copy to:

Charles Dunn Real Estate Services, Inc., Agent

Attn: Oyster Point Asset Manager

2040 Main Street, Suite 590

Irvine, CA 92614

8 NO DISCLOSURE. Tenant agrees that it shall not disclose any of the matters set forth in this Ninth Amendment or disseminate or distribute any information concerning the terms, details, or conditions hereof to any person, firm, or entity without obtaining the express written approval of Landlord.

9 DEFINED TERMS. Terms used herein that are defined in the Lease shall have the meanings therein defined, unless a different definition is set forth in this Ninth Amendment. In the event of any conflict between the provisions of the Lease, and this Ninth Amendment, the terms of this Ninth Amendment shall prevail.

10 SURVIVAL. Warranties, representations, agreements, and obligations contained in this Ninth Amendment shall survive the execution and delivery of this Ninth Amendment and shall survive any and all performances in accordance with this Ninth Amendment.

11 COUNTERPARTS. This Ninth Amendment may be executed in any number of counterparts, which each severally and all together shall constitute one and the same Ninth Amendment.

12 ATTORNEYS’ FEES. If any party obtains a judgement against any other party or parties by reason of breach of this Ninth Amendment, reasonable attorneys’ fees and costs as fixed by the court shall be included in such judgement against the losing party or parties.

13 SUCCESSORS. This Ninth Amendment and the terms and provisions hereof shall inure to the benefit of and be binding upon the heirs, successors, and assigns of the parties.

Oyster Point Marina Plaza Ninth Amendment to Office Lease
Kashiwa Fudosan America, Inc. :: Titan Pharmaceuticals, Inc.
page 3 of 4	[Suite 505, 14,017 rsf]

14 AUTHORITY. Each of the individuals executing this Ninth Amendment represents and warrants that he or she is authorized to execute this Ninth Amendment on behalf of the party for whom he or she is executing this Ninth Amendment and that by his or her signature such party is legally bound by the terms, covenants, and conditions of this Ninth Amendment.

15 GOVERNING LAW. This Ninth Amendment shall be construed and enforced in accordance with the laws of the State of California.

16 CONTINUING VALIDITY OF LEASE. Except as expressly modified herein, the Lease remains in full force and effect.

17 CONFLICTS. In the event of any conflict between the provisions of this Ninth Amendment and those of the Lease or of the Addenda, the terms and conditions of this Ninth Amendment shall control.

18 LANDLORD’S REPRESENTATIVE. Tenant acknowledges and agrees that, in executing this Ninth Amendment, TAK Development, Inc., a California corporation, is acting solely in its capacity as Landlord’s authorized attorney-in-fact. TAK Development, Inc. is not acquiring or assuming any legal liability or obligation to any other party executing this Ninth Amendment, and any claim or demand of any such other party arising under or with respect to this Ninth Amendment shall be made and enforced solely against Landlord.

19 WHOLE AGREEMENT. The mutual obligations of the parties as provided herein are the sole consideration for this Ninth Amendment, and no representations, promises, or inducements have been made by the parties other than as appear in this Ninth Amendment, which supersedes any previous negotiations. There have been no representations made by the Landlord or understandings made between the parties other than those set forth in this Ninth Amendment. This Ninth Amendment may not be amended except in writing signed by all the parties.

In witness whereof, the parties have executed this Ninth Amendment as of the date first above written.

Landlord:			Tenant:

KASHIWA FUDOSAN AMERICA, INC., a California corporation			TITAN PHARMACEUTICALS, INC., a Delaware corporation

By:	TAK Development, Inc., a California corporation		By:	/s/ Robert Farrell
Its:	Attorney-in-Fact			Robert Farrell
[name typed]

	By:	/s/ Toru Iwai
		Toru Iwai, Vice President 3/12/09	Its:	President & CEO

/s/ Robert L. Delsman	Robert L. Delsman
Approved as to Legal Form & Sufficiency
Berkeley, California 2009.02.27 10:41:51-08’00’

Exhibit A – Space Plan Showing Greenspan Addition

Oyster Point Marina Plaza Ninth Amendment to Office Lease
Kashiwa Fudosan America, Inc. :: Titan Pharmaceuticals, Inc.
page 4 of 4	[Suite 505, 14,017 rsf]